Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 28 – Subsequent Events

Emergence from Chapter 11

On July 2, 2018, we successfully completed our reorganization pursuant to our Chapter 11 plan of reorganization and emerged from Chapter 11. All conditions precedent to the restructuring contemplated by the Plan have been satisfied or otherwise waived. The Plan has re-profiled our debt by extending near term maturities and provided substantial liquidity that puts us in a strong position to execute its business plan.

The Plan equitized approximately $2.4 billion in unsecured bond obligations, more than $1 billion in contingent newbuild obligations, substantial unliquidated guaranty obligations, and c. $249 million in unsecured interest rate and currency swap claims. Additionally, the Plan reinstated c.$5.4 billion of senior secured credit facilities with extended maturities, provided us with over $1.0 billion in fresh capital and leaving employee, customer, and ordinary trade claims largely unimpaired.

The Plan provides for New Seadrill to serve as the parent holding company for Seadrill’s subsidiaries after Seadrill’s and the other Debtors’ emerged from bankruptcy. New Seadrill was initially formed as a wholly-owned subsidiary of Seadrill and has not conducted any material operations prior to the Effective Date of the Plan. As part of the Debtors’ emergence from bankruptcy on July 2, 2018, the economic interests in the existing shares of Seadrill were extinguished, Seadrill will be dissolved under Bermuda law, and common shares of New Seadrill were issued to the parties entitled thereto under the Plan and under the Investment Agreement. The corporate reorganization also included the formation of two intermediate holding company subsidiaries of New Seadrill and the formation of NSNCo, which issued its New Secured Notes to the commitment parties and to participants in a rights offering to purchase New Secured Notes.

New Secured Notes

On July 2, 2018, we raised $880 million of aggregate principle amount of 12.0% senior secured notes due in 2025. The notes bear interest at the annual rate of 4.00% payable in cash plus at the annual rate of 8.00% payable in kind. Under certain circumstances, we may elect to pay the amount of payment in kind interest payable on any interest payment date in cash at an annual rate of 8.00%. Interest will be payable semi-annually in arrears.

On August 8, 2018 these notes were admitted for listing on the Global Exchange Market of Euronext Dublin under the name Seadrill New Finance Limited.

Fresh Start Reporting

On the Effective Date, we expect to adopt fresh start reporting. Under fresh start reporting, the fair value of our assets and liabilities as of that date are expected to differ materially from the recorded values of our assets and liabilities as reflected in our historical Consolidated Financial Statements. In addition, we expect the adoption of fresh start accounting to materially affect the results of operations following the fresh start reporting date, as we will have a new basis in our assets and liabilities. Consequently, our historical financial statements would not be reliable indicators of our financial condition and results of operations for any period should we apply fresh start accounting

New Board of Directors

In accordance with the Plan, a newly constituted Board of Directors was appointed on July 2, 2018, consisting of John Fredriksen (chairman), Harald Thorstein, Kjell-Erik Østdahl, Scott D. Vogel, Peter J. Sharpe, Eugene I. Davis, and Birgitte Ringstad Vartdal.